                                                                     Exhibit 4.2

COMMON STOCK                                                        COMMON STOCK

[ART WORK]                           HOME                             [ART WORK]
                                   SECURITY


                       HOME SECURITY INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS
                                                             CUSIP 437333 10 7

     THIS CERTIFIES THAT







     is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001
 PER SHARE, OF

==========================HOME SECURITY INTERNATIONAL, INC.=====================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                   [SIG TK]                                       [SIG TK]
Chairman of the Board and Chief Executive Officer                Secretary

             [CORPORATE SEAL OF HOME SECURITY INTERNATIONAL, INC.]

COUNTERSIGNED AND REGISTERED:
     THE BANK OF NEW YORK
          TRANSFER AGENT AND REGISTRAR

BY

                AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                              UNIF GIFT MIN ACT -- _________________ Custodian _________________
     TEN ENT -- as tenants by the entireties                                                 (Cust)                    (Minor)
     JT TEN  -- as joint tenants with right of                                         under Uniform Gifts to Minors
                survivorship and not as tenants                                        Act _________________________________________
                in common                                         UNIF TRF MIN ACT  -- ______________ Custodian (until age ________)
                                                                                           (Cust)
                                                                                       _____________________ under Uniform Transfers
                                                                                              (Minor)
                                                                                       to Minors Act _______________________________
                                                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

                                       X _______________________________________

                                       X _______________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.